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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2001

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     1-00059                  76-0185186
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (Address of principal
                               executive offices
                                 and zip code)

                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

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                             STERLING CHEMICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                   333-04343-01               76-0502785
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (Address of principal
                               executive offices
                                 and zip code)

                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

                           -------------------------


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On July 16, 2001, Sterling Chemicals Holdings, Inc. and its subsidiaries Sterling Chemicals Inc., Sterling Chemicals Energy, Inc., Sterling Canada Inc., Sterling Fibers, Inc., Sterling Chemicals International, Inc., Sterling Pulp Chemicals US, Inc. and Sterling Pulp Chemicals Inc. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division, in Houston, Texas. These petitions were styled as In re Sterling Chemicals Holdings, Inc., In re Sterling Chemicals Inc., In re Sterling Chemicals Energy, Inc., In re Sterling Canada Inc., In re Sterling Fibers, Inc., In re Sterling Chemicals International, Inc., In re Sterling Pulp Chemicals US, Inc. and In re Sterling Pulp Chemicals Inc., respectively. Each of Sterling Chemicals Holdings, Inc. and these other entities will be operated as debtors-in-possession under the Bankruptcy Code. A copy of the press release issued by Sterling Chemicals Holdings, Inc. on July 16, 2001 to report the Chapter 11 filings is attached as an exhibit hereto.

ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STERLING CHEMICALS HOLDINGS, INC.

Date: July 16, 2001

                                           By: /s/ DAVID G. ELKINS
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                                                   David G. Elkins, President

                                           STERLING CHEMICALS INC.

Date: July 16, 2001

                                           By: /s/ DAVID G. ELKINS
                                              ----------------------------------
                                                   David G. Elkins, President


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
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 99.1                            Press Release